Exhibit 99.2

CAPSTONE FAQ

Capital Structure

How much total debt is currently outstanding, and how much has already been converted into shares?

Capstone originally issued $6.82 million of convertible-note principal across the July 2025 and October 2025 notes. As of May 1, approximately $4.92 million—or 72% of the outstanding principal—has already been converted, leaving $1.90 million outstanding.

Recent conversion activity has materially reduced Capstone’s convertible debt. As share price and liquidity permit, management expects noteholders to continue converting their notes, further reducing corporate debt.

Management expects that, with time, its share price will be driven by the fundamentals of the underlying business and the significant execution, earnings growth, and operating leverage ahead. Capstone’s 2026 guidance calls for 54% revenue growth, 73% gross profit growth, and a positive EBITDA run-rate beginning in Q2.

What are the exact terms of the convertible notes, including conversion prices and any reset mechanisms?

There are two primary convertible notes outstanding: the July 2025 Note and the October 2025 Note. As of May 1, remaining principal is approximately:

●	$250,372 on the July note
●	$1,650,388 on the October note

The remaining conversion-price buckets are currently:

July note:

●	~$250K at $0.75

October note:

●	~$91K at $0.75
●	~$287K at $0.57[1]
●	~$1.27M at $1.10

1 The $0.57 conversion price does not apply to the entire note structure. It applies only to a defined portion of the October note.

On April 16, 2026, the Company disclosed a voluntary conversion-price adjustment covering $500,000 of the October-note principal, moving that tranche from $1.10 to $0.57. Approximately $213K of that tranche was converted immediately, leaving approximately $287K.

Management, with board approval and in agreement with a third-party noteholder, elected to reduce the note’s conversion price to facilitate conversion and accelerate debt reduction to help right-size the balance sheet and reduce cash obligations at maturity. This allows capital to be directed toward the operating business and selective M&A opportunities. Management believes this decision is in shareholders’ long-term best interest.

The Company understands that shareholders dislike dilution. Management—Capstone’s largest shareholder—dislikes it too. But we believe reducing the note balance will benefit shareholders.

Is there a defined “end point” for dilution, or should investors expect continued share issuance?

The convertible note has a remaining principal balance of approximately $1.90 million. Share issuance associated with the note will cease as it is retired.

As is customary for public companies pursuing a growth strategy, Capstone may from time to time issue additional shares to fund acquisitions or for other corporate purposes.

Will key financing facilities, like the Beacon (formerly Berkshire) revolver, be extended?

Yes—management expects the facility to be extended.

The underlying credit agreement was originally signed with Berkshire Bank in December 2017 and has since been amended multiple times. The most recent amendment, in December 2025, extended maturity to June 19, 2026 (Beacon Bank & Trust succeeded Berkshire by merger). At year-end, the Company had approximately $7.9 million drawn against the $11.5 million facility and was in compliance with all financial covenants, including Cash Flow Coverage and Tangible Net Worth requirements.

Management is actively engaged in extension and refinancing discussions. The relationship with this lender spans many years, and based on the dialogue to date, Capstone is confident the facility will be extended. However, no binding commitment to extend has been received, and there can be no assurance the facility will be extended on acceptable terms, or at all.

Is there any realistic risk of bankruptcy given current obligations?

No—management is not contemplating bankruptcy.

Investors understandably raise these questions because the stock has experienced significant volatility, but it is important to separate market stress from operational stress. The business itself is healthy, growing, and substantially larger than it was a year ago.

In 2025, Capstone completed two acquisitions, expanded to eight locations, entered Canada, broadened its product portfolio, improved gross margins, and built a significantly larger North American distribution platform. In FY2026, the Company is guiding to approximately $72.1 million of revenue, $18.7 million of gross profit, and approximately $3.8 million of EBITDA, with a positive EBITDA run-rate expected beginning in Q2.

Can Capstone service its debt obligations?

Yes—management believes the Company is capable of servicing its obligations and continues to view the balance sheet trajectory with confidence.

It is important to distinguish between debt that requires immediate cash servicing and debt that does not. Capstone’s reported interest expense reflects several very different obligations that carry different cash obligations.

The Company’s two primary working-capital facilities (the Beacon Bank revolver and the TD Bank operating line) are the principal near-term cash interest obligations. Other obligations are substantially more flexible from a cash-flow perspective.

The Stream Finance mezzanine facility currently permits accrued interest rather than requiring full current cash payment. The seller notes associated with recent acquisitions generally do not begin amortization until later in 2026 and 2027 and are subordinated. In addition, a meaningful portion of the convertible note’s reported interest expense is non-cash amortization related to accounting treatment of discounts, issuance costs, and derivative liabilities. Cash interest on the convertible itself is small.

In summary, a meaningful share of reported interest expense is non-cash, and management is confident that Capstone can meet its debt obligations.

What is Capstone’s strategy to regain compliance with Nasdaq’s minimum bid requirement?

The Company is focused on execution and profitable growth. Capstone expects 54% revenue growth, 73% gross profit growth, and EBITDA growth from approximately $0.9 million to $3.8 million in FY2026. Management believes stronger operating results and earnings growth can help support improved stock performance over time and recovery above the $1.00 minimum bid requirement.

Capstone is further prioritizing specific, material shareholder communications—like this FAQ—in the weeks and months ahead. The goal is to give investors deeper visibility into the significant operating improvements and capital-structure progress underway across the business.

Will Capstone pursue a reverse stock split?

The 2026 proxy includes a proposal to authorize a reverse stock split. This authorization gives the board the flexibility to execute a reverse split if circumstances warrant. Authorization should not be confused with a decision to execute.

There are generally two situations where a reverse split becomes relevant for a public company:

●	Maintaining Nasdaq listing compliance if the bid price remains under $1.00 for an extended period, or
●	Supporting a specific corporate or financing transaction where a higher share price would be beneficial.

If a reverse split were ever pursued, it would be publicly disclosed in advance, along with the rationale, timing, and proposed ratio.

Profitability, Operations & Guidance

What is Capstone’s path to sustained profitability?

Management expects to achieve a positive EBITDA run-rate in Q2 2026, based on the initiatives currently in place. Management believes this milestone will mark the beginning of sustained profitability for Capstone.

The Company used 2025 to expand from a single-subsidiary distributor into an eight-location North American platform spanning 38 U.S. states and Canada. Two acquisitions added approximately $26 million in annualized revenue, with rapid integration driving margin expansion and operating efficiencies.

The infrastructure required to support future growth is now in place, and revenue is scaling. As the business grows, a greater share of incremental gross profit is expected to flow through to EBITDA rather than fixed overhead.

Capstone’s FY2026 guidance reflects this inflection point: 54% revenue growth, 73% gross profit growth, and 322% EBITDA growth.

Put simply, the Company believes its execution has already created the scale, infrastructure, operating leverage, and geographic reach required to sustain profitability and compound earnings growth over time.

What specific levers are driving the step-up in margins and earnings in 2026?

Margin expansion is being driven by a combination of structural operational improvements.

First, Capstone is now operating at a materially larger scale. Following the Carolina Stone and Canadian Stone Industries acquisitions, the Company has a significantly expanded operating footprint, creating greater operating leverage across a largely fixed infrastructure base.

Second, product mix is improving. Capstone has invested in higher-margin architectural products, installation services, owned brands, and premium manufactured stone offerings. The recently awarded Eldorado Stone distribution is a strong example. Management expects the relationship to contribute approximately $5 million of annualized revenue over time, through existing distribution channels.

Third, the Company is realizing significant efficiencies from scale and operating discipline. This includes cost savings from facility consolidation, freight and logistics optimization, centralized inventory management, and improved purchasing power across the platform. Management believes these efficiencies are structural and are already contributing to margin expansion.

Finally, management expects technology and AI initiatives to increasingly support margins through better inventory forecasting, routing optimization, pricing tools, and procurement automation.

Capstone is also benefiting from the return of deferred demand, which has supported strong project activity and customer growth in 2026. Management believes the Company’s trajectory toward sustained profitability and earnings growth is anchored primarily in the operational improvements described above and is not dependent on a broader market rebound.

Will Capstone continue pursuing acquisitions, or shift to focus on organic growth?

Management expects Capstone’s long-term growth to come from both organic expansion and disciplined acquisitions. However, the Company’s immediate priority is clear: continue to monetize the platform it has already built, grow profitability and cash generation, and repay the remaining convertible note while minimizing dilution where possible.

Over the last year, Capstone completed two acquisitions, expanded from four locations to eight, entered Canada, and built a significantly larger North American operating platform. Management believes much of the infrastructure required to support future growth is now already in place.

As a result, the Company expects an increasing share of near-term growth to come organically through operating leverage, owned-brand growth, logistics efficiencies, product expansion, and increased revenue per customer and per route.

That said, acquisitions remain an important part of Capstone’s long-term strategy. Management believes the building products industry remains highly fragmented and that scaled operators are positioned to capture disproportionate value over time. The Company continues to maintain an active acquisition pipeline and believes the current environment remains attractive for disciplined, accretive transactions.

How is Capstone using AI within the business, and what tangible impact should investors expect?

Management views AI as a practical operating tool designed to improve efficiency, scalability, and margins across the platform.

In 2026, Capstone built a dedicated AI initiative within the business designed to support automation across core operating functions. The Company is already applying these technologies—with measurable results—across inventory management, logistics, purchasing, sales operations, customer service, finance, and reporting workflows.

Inventory and logistics are a key example. AI systems have improved demand forecasting and procurement planning—and were instrumental in consolidating Capstone’s Chicago-area warehouse operations into its Ohio distribution center. The move improved product availability and fill rates while delivering approximately $0.5 million in annualized cost savings. Going forward, management expects AI to support continued scaling across inventory and logistics without proportional increases in headcount or overhead.

Internally, Capstone is also seeing meaningful efficiency gains in finance and reporting functions. Historically manual reporting and document-preparation workflows are increasingly being automated or accelerated through AI-assisted tools, materially reducing both cost and turnaround time.

Going forward, Capstone is focused on expanding AI deployment across sales and customer workflows, including territory management, lead prioritization and customer order-pattern analysis. Management expects these efforts to support the Company’s project pipeline and customer growth in 2026 and beyond.

Stock Price & Investor Communication

What is driving the persistent selling pressure, and when should investors expect that to ease?

Management believes a driver of selling pressure may have been share issuances related to the convertible note that was not accompanied by a parallel increase in liquidity. This dynamic can create a disconnect between company fundamentals and share price. Over time, management expects company fundamentals to drive share price performance.

As of May 1, approximately 72% of the original convertible principal has been converted.

Most importantly, management believes the operating business itself is stronger than ever. Capstone has expanded from four locations to eight, entered Canada, integrated two acquisitions, improved gross margins, and issued guidance calling for 54% revenue growth and 322% EBITDA growth in FY2026.

How does the Company plan to improve communication with shareholders going forward?

Management recognizes that Capstone has evolved rapidly over the last year and that the Company can always improve how it communicates its strategy and financial trajectory.

Going forward, the Company intends to focus shareholder communications on material operating developments that provide investors with direct visibility into the underlying business. This includes clear communication around profitability, margins, dilution, and capital structure developments.

Management believes the market ultimately responds best to measurable execution and tangible operating progress. As a result, Capstone plans to emphasize specific operational milestones and financial metrics that help investors better understand the scale, profitability, and long-term earnings power of our platform.

Forward-Looking Statements

This document contains certain “forward-looking statements”. These forward-looking statements involve known and unknown risks and uncertainties and are based on the Company’s current expectations and projections about future events. Investors can find many (but not all) of these statements by the use of words such as “may,” “will,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “believe,” or other similar expressions. The Company undertakes no obligation to update or revise publicly any forward-looking statements to reflect subsequent events or circumstances, except as may be required by law. Although the Company believes that the expectations expressed in these forward-looking statements are reasonable, it cannot assure investors that such expectations will turn out to be correct, and the Company cautions that actual results may differ materially from anticipated results. Additional factors are discussed in the Company’s registration statement and other filings with the Securities and Exchange Commission, available for review at www.sec.gov.

Non-GAAP Financial Measures

This FAQ includes references to EBITDA, a non-GAAP financial measure. EBITDA should not be considered a substitute for, or superior to, financial measures prepared in accordance with generally accepted accounting principles (“GAAP”). A reconciliation of Adjusted EBITDA for the fiscal year ended December 31, 2025 to net loss, the most directly comparable GAAP measure, is included in the Company’s FY 2025 Investor Presentation, which is available in the Investor Relations section of the Company’s website at capstoneholdingcorp.com. The forward-looking EBITDA figures referenced in this FAQ are provided as guidance only. The Company does not provide a quantitative reconciliation of forward-looking EBITDA to net income (loss), the most directly comparable GAAP measure, because the individual reconciling items, including interest expense, income taxes, depreciation and amortization, share-based compensation, and acquisition- and financing-related charges, cannot be predicted with reasonable certainty without unreasonable effort. The unavailable reconciling items could have a significant impact on the Company’s GAAP results.